Exhibit 21

Subsidiaries of the Registrant

Name of Subsidiary:	State or Country Under Laws of Which Organized
1031 Corp.	Pennsylvania
1031 USA, LLC	Pennsylvania
2104065 Ontario, Inc	Canada
A+ Escrow Company	California
Abstracters` Information Service, Inc.	New York
Accounting Services, LLC	Minnesota
Accu-Search, Inc.	New Jersey
Accufacts Pre-Employment Screening, Inc	Florida
Advanced Collateral Solutions, LLC	Delaware
Agents Support & Management Services, Inc	Pennsylvania
AKT, Inc	New York
All American Title Agency, LLC	Arizona
All New York Title Agency, Corp.	New York
Alliance Home Warranty, Inc.	Utah
Alliance Title, LLC	Kansas
Alliance Title Agency, L.L.C.	Michigan
America’s Innovative Insurance Solutions, Inc	California
American Driving Records, Inc.	California
American Escrow Company	Texas
American First Abstract, LLC	Delaware
American Surveying Company of Boston, Inc	Massachusetts
American Property Exchange, Inc.	Washington
ARM Financial Corporation	California
ATI Closing, LC	Iowa
ATI Title Agency of Arizona, Inc.	Arizona
ATI Title Agency of Ohio, Inc.	Ohio
ATI Title Company of Alabama, LLC	Alabama
ATI Title Company, LLC	Delaware
ATI Title of Nevada, Inc.	Nevada
Atlantic Title Company, Inc.	Maine
Atone Acquisition Corporation	Delaware
Atone Software, Inc	Delaware
Attorneys Abstract, Inc.	New York
Attorneys Title Agency LLC	Michigan
Attorneys Title Corporation	District of Columbia
Attorneys Title Services Inc.	Massachusetts
Augusta Holdings, LLC	Delaware
BackTrack Reports, Inc.	New York
Bar None, Inc.	Delaware
Basis100, Inc	Ontario
Basis100, Inc. (Delaware)	Delaware
Bais100 Corporation	California
Bridge Title Insurance Company	California
BrightRedd Limited	United Kingdom
Brooke Consulting Limited	Japan
C&S Appraisal, LLC	Minnesota
Campbell County Abstract Company	Wyoming
Canada Closing Centers, Inc	Canada

Name of Subsidiary:	State or Country Under Laws of Which Organized
Censtar Title Insurance Company	Texas
Central Title Company, LLC	Michigan
Chesapeake Appraisal Services, LLC	Delaware
Chesapeake Settlement Services, LLC	Delaware
Citizens Title Company	Texas
CMSI Systems, Inc.	Delaware
Columbian National Title Insurance Company	Kansas
Complete Services of Eastern Kansas, LLC	Kansas
Complete Services of Greater Wichita, LLC	Kansas
Compunet Credit Services, Inc.	Arizona
Consulting Specialists, Inc	Oklahoma
Consumer Select Insurance, LLC	Florida
Converse Land Title Company	Wyoming
Conveyancing Team Limited	England
CoreLogic, Inc	Delaware
Core Title Agency, Ltd.	Ohio
Corea Title Company	Korea
Cornerstone Title Company	California
Create A Plan, Inc	Nevada
Credit Online, Inc.	Delaware
CreditReportPlus, LLC	Maryland
Current Status, Inc.	New Jersey
Customized Lender’s Services, Inc	New York
CVMS, LLC	Delaware
Data Recovery Services	Texas
Data Trace Abstractor Services, LLC	Delaware
Data Trace Information Services II LLC	Delaware
Data Trace Information Services LLC	Delaware
Data Trace LLC	Delaware
Data Tree LLC	California
DecisionHR USA, Inc	Florida
DecisionHR, Inc	Florida
DecisionHR I, Inc	Florida
DecisionHR II, Inc	Florida
DecisionHR V, Inc	Florida
DecisionHR 30, Inc	Florida
DecisionHR VII, Inc	Oklahoma
DecisionHR XIII, Inc	Georgia
DecisionHRVIII, Inc	Florida
DecisionHR IX, Inc	Florida
Decision Payroll Services, Inc	Florida
Del Norte Title Co., LLC	Texas
Dentex Title Company	Texas
Dona Ana Title Company, Inc	New Mexico
DRN Commerce, Inc	California
DTS Technologies, Inc.	Texas
eAppraiseIT, LLC	Delaware
East Coast Real Estate Services, LLC	North Carolina
Efficient Title Services, LLC	Maryland
EHG, Incorporated	Illinois
Eighteen Parked Place, LLC	New Jersey

Name of Subsidiary:	State or Country Under Laws of Which Organized
Eleven Parked Place, LLC	Pennsylvania
Employee Health Programs (UK), Ltd.	England
enact Conveyancing Limited	England
enact Holdings Limited	England
enact Properties Limited	England
Exchange Services, Inc	Idaho
Factual Business Information, Inc.	Florida
FADV Holdings LLC	Delaware
FAHH, LLC	Delaware
Fairbanks Title Agency, Inc.	Alaska
FA Locate, Inc	Delaware
FASLO Solutions, LLC	Delaware
Fastrealty.com	Texas
FATCO Holdings, LLC	Delaware
Faxxon Legal Information Services, Inc	Illinois
FCT Holdings Company Ltd.	Canada
FCT Insurance Company Ltd.	Canada
FCT Insurance Services Inc.	Canada
FCT Valuation Services, Inc.	Canada
Fidelity Title and Guaranty Company	Florida
First Advantage Australasia Pty Ltd.	Australia
First Advantage Australia Pty Ltd	Australia
First Advantage Background Services Corp	Florida
First Advantage Canada, Inc.	Canada
First Advantage Corporation	Delaware
First Advantage Credco LLC	Delaware
First Advantage Enterprise Screening Corp.	Delaware
First Advantage Europe Ltd	United Kingdom
First Advantage Hiring Management Systems Limited	United Kingdom
First Advantage Limited	Hong Kong
First Advantage Litigation Consulting, LLC	Virginia
First Advantage Occupational Health Services Corp	Florida
First Advantage Offshore Services Private Limited	India
First Advantage Philippines, Inc	Philippines
First Advantage PTE Ltd.	Singapore
First Advantage Public Records, LLC	Delaware
First Advantage Quest Research (Beijing) Co., Ltd.	China
First Advantage Quest Research Corporation	Cayman Islands
First Advantage Quest Research Group Ltd.	British Virgin Islands
First Advantage Quest Research, Ltd.	British Virgin Islands
First Advantage Quest Research Private Limited	India
First Advantage Quest Research PTY, Ltd.	Australia
First Advantage SafeRent, Inc.	Delaware
First Advantage Talent Management Services LLC	Delaware
First Advantage Tax Consluting Services, LLC	Delaware
First American Abstract Company (Mississippi)	Mississippi
First American Affiliates, Inc.	Florida
First American Agency, Inc	Texas
First American Appraisal and Consulting Services, LLC	New York
First American Capital Trust I	Delaware
First American Centralized Services, Inc.	Delaware

Name of Subsidiary:	State or Country Under Laws of Which Organized
First American China Holdings, LLC	Delaware
First American Commercial Real Estate Services, Inc.	Florida
First American Coordination Services, LLC	Kansas
First American CoreLogic, Inc	Delaware
First American CoreLogic Holdings, Inc	Delaware
First American Credco of Puerto Rico, Inc.	Delaware
First American Credit Management Solutions, Inc.	Delaware
First American Default Information Services LLC	Florida
First American Escrow of Iowa	Iowa
First American Escrow Transfers, Inc	California
First American Exchange Company, LLC	Delaware
First American Exchange Corporation (NY)	New York
First American Exchange Corporation of New England, Inc.	Massachusetts
First American Flood Hazard Certification, LLC	Delaware
First American Fulfillment Solutions	Delaware
First American Fund Control, Inc	California
First American Global Services, Inc	Florida
First American Holding Company of Kansas, Inc	Kansas
First American Holdings, LLC	Delaware
First American Home Buyers Protection Corporation (California)	California
First American Home Warranty Corp	Florida
First American Homebuilders Reinsurance Company	Vermont
First American Indian Holdings LLC	Delaware
First American Istanbul	Turkey
First American International, Inc	Delaware
First American International Holdings, LLC	Delaware
First American International Title Services Inc.	Canada
First American Leasing Company	California
First American Membership Services, Inc.	California
First American New Market Ventures LLC	California
First American Origination Fulfillment Solutions LLC	Delaware
First American Property & Casualty Agency, LLC	Delaware
First American Property & Casualty Insurance Agency, Inc	California
First American Property & Casualty Insurance Company	California
First American Real Estate Information Services, Inc.	California
First American Real Estate Solutions II LLC	California
First American Real Estate Solutions LLC	California
First American Real Estate Solutions of Texas, L.P.	Texas
First American Real Estate Flood & Tax Solutions LLC	Delaware
First American Real Estate Tax Service, LLC	Delaware
First American Relocation Solutions, Inc	Delaware
First American Services de Mexico, S. de R.L. de C.V.	Mexico
First American Servicing Solutions, LLC	Delaware
First American SMS, Inc.	California
First American Specialty Insurance Company	California
First American Technology Advantage, LLC	Kansas
First American Title & Escrow of Dallas County, LC	Iowa
First American Title & Escrow of Iowa, L.C.	Iowa
First American Title & Escrow of Polk County, LC	Iowa
First American Title & Escrow of Warren County, LC	Iowa
First American Title & Trust Company	Oklahoma

Name of Subsidiary:	State or Country Under Laws of Which Organized
First American Title Agency, Inc.	Utah
First American Title Company	California
First American Title Company of Carbon County	Wyoming
First American Title Company of Colorado	Colorado
First American Title Company of Crook County	Wyoming
First American Title Company of Florida, Inc.	Florida
First American Title Insurance Agency, Inc.	Illinois
First American Title Company of Laramie County	Wyoming
First American Title Company of Montana, Inc.	Montana
First American Title Company of Stockton	California
First American Title Company of Sublette County	Wyoming
First American Title Company of the Southeast & Mid-Atlantic, LLC	Florida
First American Title Company, Inc. (Hawaii)	Hawaii
First American Title Insurance Agency of Mohave, Inc.	Arizona
First American Title Insurance Agency, Inc. (Navajo)	Arizona
First American Title Insurance Agency, LLC	Delaware
First American Title Insurance Company	California
First American Title Insurance Company of Australia Pty Limited	Australia
First American Title Insurance Company of Kansas, Inc.	Kansas
First American Title Insurance Company of Louisiana	Louisiana
First American Title Insurance Company of New York	New York
First American Title Kansas Agency, Inc	Kansas
First American Title Missouri Agency, Inc	Missouri
First American Title of Alaska	Alaska
First American Transportation Title Insurance Company	Louisiana
First American Trust, F.S.B.	California
First American UCC Insurance Services, LLC	Delaware
First Australian Title Company Pty Limited	Australia
First American United General Alaska, LLC	Alaska
First AVM Limited	United Kingdom
First Canadian CREDCO, Inc.	Canada
First Canadian Title Company Limited	Canada
First European Corporation Limited	United Kingdom
First European Group Limited	United Kingdom
First Exchange Corporation	Arizona
First Exchange of Idaho	Idaho
First Florida Title Insurance Agency, LLC	Florida
First Guaranty Bancorp	California
First Hong Kong Title Limited	Cayman Islands
First Indian Corporation	India
First Land Title Company	Texas
First Land Title of Tarrant	Texas
First Metropolitan Title Company	Michigan
First Mortgage Services Ltd	New Zealand
First Mortgage Services Pty Ltd	Australia
First Reliable, LLC	Delaware
First Security Thrift Company	California
First States, Inc.	Pennsylvania
First Title CEE Insurance Intermediary KTF	Hungary
First Title (Beijing) Real Estate Guaranty Co., Ltd	China
First Title Insurance plc	England

Name of Subsidiary:	State or Country Under Laws of Which Organized
First Title Istanbul	Turkey
First Title New Zealand Limited	New Zealand
First Title Pacific Limited	New Zealand
First Title plc	England
First Title Polska Sp. Z.o.o	Poland
First Title Services Limited	England
First Valley Title, LLC	Arizona
Five Star Holdings, Inc.	California
Flathead County Title Company	Montana
Flood Elevation Services, Inc	Oklahoma
Florida Sunshine Title, LLC	Michigan
FMCT, LLC	Michigan
FMS Administration Limited	New Zealand
Ford County Title Company, Inc.	Kansas
Fort Bend Title Company	Texas
Fortune Title Agency, Ltd	Ohio
FS Premium Finance Company	California
Goshen County Abstract & Title Company	Wyoming
GPIC Holdings, Inc.	California
Greater Macomb Title Agency, LLC	Michigan
Greater Michigan Title, LLC	Michigan
Guarantee Title of Johnson County, Inc.	Kansas
Guarantee Title of Wyandotte County, Inc.	Kansas
Happy Home Buying, Ltd	Cayman Islands
Harrison Title Agency, Ltd	Ohio
Harvard Design and Mapping Company, Inc	Massachusetts
Heritage Closing Services, Inc	California
Heritage Management Services, LLC	California
Heritage Title Company of Rockwall	Texas
Hometowne One Title Agency, LLC	Michigan
HRLogix, LLC	Oklahoma
Huntington Brokerage Corporation	Texas
Infocheck, Ltd.	Canada
Inquest, Inc	California
International Land Services, Inc	Oklahoma
Iowa State Escrow and Closing, Inc.	Iowa
Island Title Corporation	Hawaii
iSucceed, Inc	Nevada
iSymmetrics, Inc.	Colorado
ITAX Group, Inc.	Delaware
Jenark Business Systems, Inc.	Maryland
Johnson County Title Company, Inc.	Wyoming
KingsMan Winslow, LLC	Washington
Konstar Title Insurance Agency, L.L.C.	Michigan
L&H Abstract Corporation	New York
Land Title Insurance Company of St. Louis	Missouri
LeadClick Holding Company, LLC	Delaware
LeadClick Media, Inc.	California
Lebanon Land Transfer Co., Inc	Pennsylvania
Legacy Title Services, LLC	Kansas
Live Overseas Limited	United Kingdom

Name of Subsidiary:	State or Country Under Laws of Which Organized
LoanPerformance	California
LoanStar Mortgagee Services, L.L.C.	Texas
MarketLinx Corp	Canada
MarketLinx, Inc.	Tennessee
Masiello Closing Services, LLC	Michigan
Massachusetts Abstract Company, Inc.	Massachusetts
Massachusetts Title Insurance Company	Massachusetts
Matrix Asset Management Corporation	Colorado
Metro Advantage Title Co., LLC	Michigan
Metropolitan Title—Ohio, L.L.C.	Michigan
Metropolitan Title – Wisconsin	Michigan
Mid Illinois Title Services, Inc.	Illinois
Middlebrook Title Company	Texas
Midland Title Security, Inc.	Ohio
Mid-Valley Title and Escrow Company	California
Millenium Title Agency, LLC	Michigan
Miller Abstract Company, Inc.	Missouri
Modern Abstract Corporation	New York
Montgomery County Abstract Company	Kansas
Mortgage Guarantee & Title Company	Rhode Island
Multifamily Community Insurance Agency, Inc.	Maryland
Mt. Shasta Title & Escrow Company	California
MVR`s, Inc.	Louisiana
National Background Data, LLC	Delaware
National Data Registry, LLC	Delaware
National Land Title of Tarrant, Inc	Texas
National Surveying Specialists, Inc	Texas
NDTS Software	Texas
New Markets IV, LLC	Delaware
New Move Conveyancing Limited	England
New Reunion Title, LLC	Texas
New York Abstract Company, Inc.	New York
Nine Parked Place, LLC	Nevada
Nineteen Parked Place, LLC	New Jersey
North American Title, Inc.	Michigan
NZ Background (2006) Limited	New Zealand
Ohio Bar Title Insurance Company	Ohio
Ohio Title Corporation	Ohio
Omega Insurance Services, Inc.	Florida
One Parked Place, LLC	Pennsylvania
Orange Coast Exchange, LLC	Delaware
Orange Coast Holdings, Inc.	Delaware
Orange Coast Services, LLC	Delaware
Orange Coast Title Company	California
Outland Operating Company, L.P	Oklahoma
Oz Title Agency, Ltd.	Ohio
Pacific Access Escrow, Inc	Hawaii
Pacific Access Title, LLC	Hawaii
Pacific Northwest Title Company of Alaska, Inc.	Alaska
Pacific Northwest Title Company of Kenai, Inc.	Alaska
Pacific Northwest Title Company of Snohomish County, Inc.	Washington

Name of Subsidiary:	State or Country Under Laws of Which Organized
Pacific Northwest Title Company of Spokane, Inc.	Washington
Pacific Northwest Title Company of Washington, Inc.	Washington
Pacific Northwest Title Holding Company	Washington
Pacific Northwest Title Insurance Company	Washington
Pacific Northwest Title of Lane County, LLC	Oregon
Pacific Northwest Title of Oregon, Inc.	Oregon
PartnerCheck, Inc.	Florida
Partners Title Agency, LLC	Michigan
Pearson Fort Bend Abstract Company	Texas
Penn Attorneys Title Insurance Co.	Pennsylvania
PennTitle, Inc	Pennsylvania
Peoples Abstract, L.L.C.	Iowa
Pioneer Agency Acquisition Company	Pennsylvania
Pioneer of Philadelphia, Ltd., Inc.	Pennsylvania
Port Lawrence Title and Trust Company	Ohio
Premier Claims Service, Inc.	California
Premier Lakeshore Title Agency, LLC	Michigan
Presidential Title Services	Michigan
Pretiem Corporation	New Jersey
PrideRock Holding Company, Inc.	Alabama
Property Specs, Inc.	California
Property Systems Integration Limited	England
Proudfoot Reports Incorporated	New York
Proxix Solutions, Inc	Florida
Public Abstract Corporation	New York
Pulte Title Agency of Michigan, LLC	Michigan
Quality Title LLC	Ohio
Quantitative Risk Solutions LLC	Arizona
Quantrix Credit Services, LLC	Delaware
Quantrix, LLC	Delaware
Quest Screening Services Pvt. Ltd	India
R.E. Services, Inc.	Ohio
Realeum, Inc.	Maryland
RealtyU, Inc	Ohio
Regency Escrow Corporation	California
Relocation Advantage, LLC	Delaware
RELS Reporting Services, LLC	Iowa
RELS Title Services, LLC	Delaware
RELS, LLC	Delaware
Republic Title of Texas, Inc.	Texas
RES Direct, LLC	Delaware
RES, LLC	Delaware
Residential Land Services, Inc	Oklahoma
Rock River Title, LLC	Illinois
Sanderson Weir Pty Ltd	Australia
San Juan Title, LLC	Washington
SecoLink Information Services, LLC	Pennsylvania
SecoLink Management Services, LLC	Pennsylvania
SecoLink Settlement Services, LLC	Pennsylvania
Seconda, LLC	California
Security Exchange Corporation	Nebraska

Name of Subsidiary:	State or Country Under Laws of Which Organized
Security First Financial Services, Inc	Florida
Security Land Title & Escrow Company (Omaha)	Nebraska
Security Land Title Company	Kansas
Service Standard Title and Trust, Ltd.	Virgin Islands
Settlers Abstract Company, L.P.	Pennsylvania
Settlers Title Agency, Inc.	New Jersey
SFG Title Agency, LLC	Michigan
Shoshone Title Insurance and Abstract Company	Wyoming
Signature Title Corporation	New Hampshire
Single Source Services, Inc	Alabama
Smart Title Solutions LLC	Delaware
Southwest Title Land Company	Oklahoma
Statistics Data, Inc	Delaware
State Title Insurance Company	Rhode Island
Streamline Title, LLC	Kansas
Support Systems, Inc	California
T.A. Holdings, Inc.	Pennsylvania
T.A. Title Insurance Company	Pennsylvania
Teletrack Canada, Inc.	Canada
Tele-Track, Inc.	Georgia
Teton Land Title Company	Wyoming
Texas Escrow Company	Texas
The Alameda Company, LLC	Delaware
The Donegan Abstract Company	Texas
The First American Financial Corporation	California
The Heritage Escrow Company, Inc	California
The Hyper-Abstract Corporation	New York
The Inland Empire Service Corporation	California
The Inventory Exchange Limited	United Kingdom
The Live Organization Limited	United Kingdom
The Outland Companies, LLC	Oklahoma
The Platinum Agency, LLC	Michigan
The Security First Title Affiliates, Inc.	Florida
The Title Security Group, Inc.	Puerto Rico
The Trust Company of St. Louis County	Missouri
Thirteen Parked Place, LLC	Pennsylvania
Title Bond & Mortgage Company	Michigan
Title Company of the Americas, S.A	Nicaragua
Title Direct, Ltd	Ohio
Title Express, LLC	Michigan
Title Insurance Agency of Juneau, Inc.	Alaska
Title Insurance Company of Oregon	Oregon
Title Records, Inc.	California
Title Software Corporation	Texas
Titleserve, Inc.	Canada
TransAlaska Summit First American Title Insurance Agency, LLC	Alaska
Transcontinental Escrow Company	Florida
Transcontinental Search and Settlement, Inc.	Pennsylvania
Transcontinental Title Company	Florida
Transcontinental Title Company (Maryland)	Maryland
Transcontinental Title Company of California	California

Name of Subsidiary:	State or Country Under Laws of Which Organized
Transcontinental Title Company, Inc. (Alabama)	Alabama
Transcontinental Title, Inc	Tennessee
Tri-County Tax Research, Inc.	Michigan
Tri-County Title Services, LLC	Michigan
TruStar Solutions, Inc	Indiana
United General Financial Services, Inc.	Colorado
United General Holding Company, Inc.	Colorado
United General Title Insurance Company	Colorado
Universal Title, LLC	Maryland
Valuation Information Technology, L.L.C.	Iowa
Vendor Management Services, Inc.	Delaware
Western National Title Insurance Company	Utah
Westlake Settlement Services, LLC	Delaware
Whitefish Title Services, Inc.	Montana
Woodford County Abstract & Title Company, Inc.	Illinois
Wyoming First County	Wyoming
Wyoming Land Title Company	Wyoming
ZD Acquisition LLC	Delaware
Zoning Information Services, Inc	Oklahoma